UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2018

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas 77002
(Address of principal executive offices)

Registrant's telephone number including area code: (713) 753-3011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

KBR, Inc. ("KBR" or the "Company") is filing this Current Report on Form 8-K to update Items 1, 7, and 8 of its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Securities and Exchange Commission on February 23, 2018 (the "2017 Form 10-K"). These updates are being made to reflect a change in segment reporting effective for 2018. The Company is filing this Form 8-K to provide investors with recast financial information from prior periods in order to assist them in making comparisons with financial information for current and future periods.

Effective January 1, 2018, we changed the structure of our internal organization in a manner that caused our consulting business to be moved from the Technology & Consulting business segment to the Hydrocarbons Services (formerly E&C) business segment. The segment information included in the consolidated financial statements in the 2017 Form 10-K has been recast to conform to the current segment reporting structure. This change impacted Note 2 - Business Segment Information, Note 5 - Accounts Receivable, Note 6 - Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts and Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts, Note 10 - Goodwill and Intangible Assets, and Note 11 - Asset Impairment and Restructuring, with no impact on consolidated net income or cash flows. The information is included in this Current Report on Form 8-K as Exhibit 99.1.

In addition, we changed the name of our Engineering & Construction business segment to the "Hydrocarbons Services" business segment. This change reflects strategic shifts we have made in this business over recent years to evolve to more recurring and reimbursable engineering, consulting, and industrial maintenance services, coupled with our de-emphasis in engaging in fixed- price EPC projects except for those that fit within our commercial discipline.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of KPMG LLP - Houston, TX
99.1	Updates to Annual Report on Form 10-K for the Year Ended December 31, 2017
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

October 30, 2018	/s/ Adam M. Kramer
Adam M. Kramer
Vice President, Public Law and Corporate Secretary